Exhibit 10.1
Confidential Treatment has been requested for the redacted portions of this agreement. The redactions are indicated with six asterisks (******). A complete version of this agreement has been filed separately with the Securities and Exchange Commission.
FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED OMNIBUS AGREEMENT
AMONG
EXTERRAN HOLDINGS, INC.
EXTERRAN ENERGY SOLUTIONS, L.P.
EXTERRAN GP LLC
EXTERRAN GENERAL PARTNER, L.P.
EXTERRAN PARTNERS, L.P.
AND
EXLP OPERATING LLC

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
OMNIBUS AGREEMENT
     This First Amendment (this “Amendment”) to the Second Amended and Restated Omnibus Agreement is entered into on, and effective as of, August 11, 2010 (the “Effective Date”), and is by and among Exterran Holdings, Inc., a Delaware corporation (“Exterran”), Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), Exterran GP LLC, a Delaware limited liability company (“GP LLC”), Exterran General Partner, L.P., a Delaware limited partnership (the “General Partner”), Exterran Partners, L.P., a Delaware limited partnership (the “Partnership”), and EXLP Operating LLC, a Delaware limited liability company (the “Operating Company”). The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”
RECITALS:
     The Parties entered into that certain Second Amended and Restated Omnibus Agreement dated as of November 10, 2009 (the “Omnibus Agreement”).
     The Parties desire to amend the Omnibus Agreement to (i) extend the Limit Period as defined in Section 1.1 of the Omnibus Agreement and (ii) restate Schedules A, B, C and D to, among other things, reflect the Exterran Customers, Exterran Overlapping Customers, Partnership Customers and Partnership Overlapping Customers, respectively, upon contribution of certain compression services agreements and compression equipment to the Partnership in the transaction contemplated by that certain Contribution, Conveyance and Assumption Agreement by and among EESLP, EES Leasing LLC, EXH GP LP LLC, GP LLC, EXH MLP LP LLC, the General Partner, the Operating Company, EXLP Leasing LLC and the Partnership, dated as of July 26, 2010.
     The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
     1. Omnibus Agreement Amendment.
     (a) The definition of “Limit Period” in Section 1.1 of the Omnibus Agreement is hereby replaced in its entirety with the following:
     “ “Limit Period” means the period commencing on the Effective Date and ending on December 31, 2011.”
     (b) The Omnibus Agreement is hereby amended by replacing Schedules A, B, C and D with the respective schedules attached to this Amendment.
     2. Acknowledgement. Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.
     3. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.
[Signature page follows.]

     IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.

EXTERRAN HOLDINGS, INC.

By:	/s/ Ernie L. Danner
Name:	Ernie L. Danner
Title:	President and Chief Executive Officer

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	/s/ Ernie L. Danner
Name:	Ernie L. Danner
Title:	President and Chief Executive Officer

EXTERRAN GP LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Vice President and Chief Financial Officer

EXTERRAN GENERAL PARTNER, L.P.

By:	Exterran GP LLC, its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Vice President and Chief Financial Officer
Signature Page
First Amendment to Second Amended and Restated Omnibus Agreement

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P., its general partner

By:	Exterran GP LLC, its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Vice President and Chief Financial Officer

EXLP OPERATING LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Vice President and Chief Financial Officer
Signature Page
First Amendment to Second Amended and Restated Omnibus Agreement

Schedule A
Exterran Customers
******

Schedule B
Exterran Overlapping Customers
******

Schedule C
Partnership Customers
******

Schedule D
Partnership Overlapping Customers
******